UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Asset Purchase Agreement

On August 13, 2025 (the “Effective Date”), Celularity Inc. (the “Company”) entered into an asset purchase agreement (the “APA”) with Celeniv Pte. Ltd. (“Celeniv”). Pursuant to the APA, the Company agreed to sell to Celeniv certain Purchased IP (as defined in the APA) exclusive of the Excluded Assets (as defined in the APA) and Excluded Liabilities (as defined in the APA) for a purchase price of $33,812,230 (the “Purchase Price”). The Company used the Purchase Price to satisfy, in full, the following obligations: (i) the loan in the principal amount of $27,000,000 outstanding pursuant to that certain Second Amended and Restated Loan Agreement, dated as of January 12, 2024 by and between (among others) the Company and Resorts World Inc. Pte. Ltd. (“RWI”), subsequently assigned by RWI to Celeniv and (ii) the loan in the principal amount of $6,812,230 evidenced by that certain promissory note dated as of July 21, 2025, issued by the Company to Tan Sri Dato Lim Kok Thay, (“Mr. Lim”), and subsequently assigned by Mr. Lim to Celeniv.

The APA contains customary representations, warranties and covenants. The APA also contains customary indemnification provisions by the Company and Celeniv in favor of one another.

The foregoing description of the APA does not purport to be complete and is qualified, in its entirety, by reference to the full text of the APA, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

License Agreement

In connection with the APA, on the Effective Date the Company entered into a license agreement (the “License Agreement”) with Celeniv pursuant to which Celeniv granted the Company an exclusive, irrevocable, worldwide, royalty-bearing, sublicensable license (i) under the Licensed Patents (as defined in the License Agreement) and Patents (as defined in the License Agreement) within Improvements (as defined in the License Agreement), (ii) under the Licensed Know-How (as defined in the License Agreement) and Know-How (as defined in the License Agreement) within Improvements and (iii) to the Licensed Marks (as defined in the License Agreement) to use, improve, modify, advance, practice and otherwise Exploit (as defined in the License Agreement) any Products (as defined in the License Agreement). Pursuant to the License Agreement, the Company shall pay Celeniv a royalty in an amount equal to a low double digit percentage of the Purchase Price payable in quarterly installments (the “Quarterly Payments”) commencing on the one year anniversary of the Effective Date through the earlier of (A) the closing of the Asset Purchase (as defined herein) and (B) the expiration of the Term (as defined herein) (including the Negotiation Period (as defined herein)).

Pursuant to the License Agreement, the Company has the option (the “Option”) to purchase from Celeniv all (and not any part) of Celeniv’s right, title and interest in the Licensed Technology (as defined in the License Agreement) and Licensed Marks (“Asset Purchase”). The Option shall be in effect for a period of five years from the Effective Date (the “Option Period”). The purchase price for the Asset Purchase shall be as follows: (i) if the Option is exercised on or prior to the one year anniversary of the Effective Date, the purchase price shall be a mid eight digit amount (the “Option Purchase Price”) and (ii) if the Option is exercised after the one year anniversary of the Effective Date, the purchase price shall be the Option Purchase Price, plus an amount equal to a low double digit percentage of the Purchase Price, plus the amount of any Quarterly Payments (and penalty interest if any) accrued but unpaid through the date of the closing. If the Company does not exercise the Option before the end of the Option Period, the Option shall lapse and the Term of the License Agreement shall automatically extend for 90 days (the “Negotiation Period”). If the Option is exercised during the Option Period, the Term of the License Agreement shall be extended through the closing of the Asset Purchase.

Unless terminated earlier or otherwise extended pursuant to the terms of the License Agreement, the License Agreement shall terminate on the fifth anniversary of the Effective Date (the “Term”). Celeniv may terminate the License Agreement (i) if the Company breaches the terms thereof, unless such breach is cured within 60 days of the receipt of written notice of the breach from Celeniv or (ii) immediately in the event that any action is taken by the Company or its creditors to effectuate the Company’s liquidation, dissolution or winding-up. The License Agreement will automatically terminate upon the closing of the Asset Purchase or may be terminated upon mutual agreement of the parties.

The foregoing description of the License Agreement does not purport to be complete and is qualified, in its entirety, by reference to the full text of the License Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On August 18, 2025, the Company issued a press release announcing, among other things, the sale of its intellectual property to Celeniv pursuant to the APA, the license by Celeniv of certain intellectual property to the Company pursuant to the License Agreement, the extinguishment of all outstanding debt, including interest accrued thereon, payable to two of the Company’s senior secured lenders and the creation of four wholly-owned operating subsidiaries for the Company’s four commercial businesses. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information regarding (i) the satisfaction of the conditions to the closing of the transactions (the “Transactions”) contemplated by the APA and License Agreement (collectively, the “Transaction Documents”), (ii) the expected occurrence of such closing and the timing thereof, and (iii) the expected benefits to the Company from the Transactions that may or may not be realized within the expected time periods. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. The Company undertakes no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Further information regarding the Company’s risk factors is contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the SEC. forward-looking statement made by the Company in this Current Report on Form 8-K or the exhibits attached hereto speaks only as of the date on which it is made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement dated as of August 13, 2025 by and between the Company and Celeniv Pte. Ltd.
10.2#	License Agreement dated as of August 13, 2025 by and between the Company and Celeniv Pte. Ltd.
99.1	Press release dated August 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because such information is both not material and is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.
Dated: August 18, 2025
	By:	/s/ Robert J. Hariri
	Name:	Robert J. Hariri, M.D., Ph.D.
	Title:	Chairman and CEO

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